UNITED CAPITAL INVESTMENT CORP.

                      FINANCIAL STATEMENTS

                       FOR THE YEARS ENDED

                DECEMBER 31, 1996 , 1995 AND 1994

































                      FINANCIAL STATEMENTS



                          Table of Contents

                                               Page

Auditor's Report                                1

Statements of Assets and Liabilities of
 United Capital Investment Corp. as of
 December 31, 1996 and 1995                     3

Statements of Operations for the years ended
 December 31, 1996, 1995 and 1994               5

Statements of Cash Flows for the years ended
 December 31, 1996, 1995 and 1994               7

Notes to the Financial Statements               8

Schedule of Portfolio Investments              14

Selected Per Share Data and Ratios             15










Board of Directors
United Capital Investment Corp.

                        Auditors' Report

      We have audited the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), including the schedule of portfolio investments, as of December 31, 1996 and 1995 and the related statements of operations, cash flows and stockholders' equity for the three years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provides for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $3,662,999 and $3,533,133 (172% and 163% of the net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from values that would have been used had a ready market for the securities existed, and the differences could be material.

      In our opinion, the financial statements referred to above, present fairly, in all material respects, the Company's financial position as of December 31, 1996 and 1995 and the results of its operation and its cash flows for the three years then ended in conformity with generally accepted accounting principles.




February 24, 1997

Certified Public Accountants


                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES







                             ASSETS



                                                December 31
                                              1996       1995


 Loans Receivable - Long Term Portion
(Note 2)                                 $3,690,880   $3,597,166
      Less:  Unrealized Depreciation on
Loans Receivable                            (27,881)     (64,033)
                                         __________   __________
                                          3,662,999    3,533,133


      Less:  Current Maturities - Loans
Receivable                                  519,243      529,970
                                         __________   __________
           Total Loans Receivable - Net of
Current Maturities                        3,143,756    3,003,163
                                         __________   __________
 Current Assets:

      Cash                                1,487,354    1,350,377
      Accrued Interest                       27,687       30,636
      Current Maturities - Loans
Receivable (Note 2)                         519,243      529,970
      Other Assets                           60,398       11,704
                                         __________   __________
           Current Assets                 2,094,682    1,922,687
                                         __________   __________

           Total Assets                  $5,238,438   $4,925,850
                                         ==========   ==========














              See Notes to the Financial Statements
                               -3-


                 UNITED CAPITAL INVESTMENT CORP.
              STATEMENTS OF ASSETS AND LIABILITIES



              LIABILITIES AND STOCKHOLDERS' EQUITY

                                        December 31
                                        1996       1995
 Long Term Debt:
  Debenture Payable to SBA (Note 4)   $1,800,000  $1,400,000
  Class B, 4% Cumulative, 15 Year
  Redeemable
        Preferred Stock (Note 5)         900,000     900,000
                                      __________  __________
        Total Long Term Debt           2,700,000   2,300,000
                                      __________  __________
 Current Liabilities
  Loans Payable - Credit Line (Note 3)   350,000     350,000
  Accrued Interest                        17,907      22,869
  Other Current Liabilities               19,441      13,368
  Accrued SBA Dividends                   36,000      84,667
                                      __________  __________
    Total Current Liabilities            423,348     470,904
                                      __________  __________
    Total Liabilities                  3,123,348   2,770,904
                                      __________  __________
 Commitments and Contingencies              -           -

 Stockholders' Equity: +(Notes 5, 6 and 8)
  Class A, 3% Cumulative Preferred
  Stock, $1,000 Par Value;
  1,000 Shares Authorized; 0
  Shares Issued                             -           -

Class B, 4% Cumulative, 15 Year
 Redeemable Preferred Stock,
 $1,000 Par Value; 3,000 Shares
 Authorized: 900 Shares
 Issued and Outstanding (See Long
 Term Debt and Note 5)                      -           -

 Restricted Capital                      224,339     351,888

Common Stock, $.01 Par Value; 300,000
 Shares Authorized:
 199,000 Shares Issued and
 Outstanding                               1,990       1,990

 Additional Paid in Capital            1,842,154   1,714,605
 Retained Earnings                        46,607      86,463
                                      __________  __________
    Total Stockholders' Equity         2,115,090   2,154,946
                                      __________  __________
    Total Liabilities and
       Stockholders' Equity           $5,238,438  $4,925,850
                                      ==========  ==========

              See Notes to the Financial Statement
                               -4-


                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF OPERATIONS


                                            Years Ended December 31,

                                            1996      1995      1994
Revenue:
     Interest Earned on Outstanding
Receivables                              $366,559   $412,245   $408,643
     Interest Income on Idle Funds         51,991     52,879     23,446
     Other Income                          10,171      3,560     15,724
                                         ________   ________   ________

     Total Revenue                        428,721    468,684    447,813
                                         ________   ________   ________

Expenses:
     Interest                             117,448    111,288    141,917
     Officers Salaries                    140,004    140,004    140,004
     Professional Fees                     36,323     31,650     42,774
     Insurance Expense                     19,632     19,523     18,564
     Pension Expense                       14,000     14,000     14,000
     Payroll and Other Taxes               10,523      9,582     10,687
     Depreciation and Amortization            955      1,598        954
     Other Operating Expenses              42,240     36,147     45,517

                                         ________   ________   ________

     Total Expenses                       381,125    363,792    414,417

     Net Investment Income                 47,596    104,892     33,396

     Unrealized Depreciation in
     Value of
     Investments and Bad Debt Write-Off       863       -        18,330
                                         ________   ________   ________

     Net Income Before Taxes               46,733    104,892     15,066
     Provision for Taxes                      704        721      2,288
                                         ________   ________   ________

     Net Income                          $ 46,029   $104,171   $ 12,778
                                         ========   ========   ========


     Earnings Per Common Share
         (Note 2)                        $    .14   $    .35   $      -
                                         ========   ========   ========

     Actual Dividends Paid Per
      Common Share                       $    .27   $      -   $    .02
                                         ========   ========   ========









              See Notes to the Financial Statements
                               -5-


                 UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF CASH FLOWS


                                            Years Ended December 31
                                            1996      1995      1994

Cash Flow from Operating Activities:
     Net Income                           $ 46,029   $104,171  $ 12,778
     Depreciation and Amortization             955      1,598       954
     Decrease in Accrued Interest            2,949      6,209    18,330
     (Increase) in Other Assets            (49,649)    (2,471)   (7,088)
     (Decrease) Increase in Accrued
       Liabilities                           1,111    (11,471)   (4,401)
     Unrealized Depreciation in Value of
       Investments                             864          -   (29,234)
     Dividends Paid and Accrued the SBA    (85,885)   (32,667)  (16,000)
                                           ________   ________  ________

Net Cash Provided (Used) by Operating
Activities                                 (83,626)    65,369   (24,661)
                                           ________   ________  ________

Cash Flows from Investing Activities:
  Loans Receivable Originated           (1,398,550)  (877,500) (835,045)
  Repayment of Loans Receivable          1,267,820  1,160,664   837,519
                                        __________  _________  _________

Net Cash Provided (Used by) Investing
Activities                                (130,730)   283,164     2,474

Cash Flow From Financing Activities:
  Net Increase in Debentures Payable
  to SBA                                    400,000      -    (1,000,000)
  Amortization of Restricted Capital        127,549  (127,548)  (127,549)
  Increase in Additional Paid in Capital   (127,549)  127,548    127,549
  Decrease in Accrued SBA Dividends         (48,667)   32,667     16,000
  Sale of  Class B, 4% Preferred Stock         -      500,000       -
                                           ________  ________  __________

Net Cash Provided by Financing
Activities                                  351,333   532,667   (984,000)

Net Increase in Cash                        136,977   881,200 (1,006,187)

Cash Balance - Beginning of Year          1,350,377   469,177  1,475,364
                                          _________  ________  _________

Cash Balance - End of Period             $1,487,354 $1,350,377 $ 469,177
                                         ========== ========== ==========

Supplemental Disclosures of Cash Flow
Information
   Cash Paid During the Year For:

     Interest                            $  122,410 $  111,096 $ 166,254
                                         ========== ========== =========

     Taxes                               $      704 $      721 $   2,288
                                         ========== ========== =========


              See Notes to the Financial Statement
                               -6-


                   UNITED CAPITAL INVESTMENT CORP.
                    STATEMENTS OF STOCKHOLDERS' EQUITY




                                            Years Ended December 31
                                            1996      1995      1994

Class A - See Balance Sheet              $    -    $    -     $   -

Class B, 4% Cumulative, 15 Year
Redeemable Preferred Stock,
$1,000 Par Value; 3,000 Shares
Authorized: 900 Shares
Issued and Outstanding (See Long Term
Debt and Note 5)                              -         -         -
                                        _________   ________  ________

Common Stock, $.01 Par Value, 300,000
Shares Authorized;
199,000 Shares Issued and Outstanding       1,990      1,990     1,990
                                        _________   ________  ________

Additional Paid in Capital - Beginning
of Period                               1,714,605  1,587,057 1,459,508
Amortization of Restricted Capital        127,549    127,548   127,549
                                        _________  _________ _________

Additional Paid in Capital - End of
Period                                  1,842,154  1,714,605 1,587,057
                                        _________  _________ _________

Restricted Capital
 Balance - Beginning of Period            351,888    479,436   606,985
 Amortization of Restricted Capital      (127,549)  (127,548) (127,549)
                                       __________  __________ _________

 Balance - End of Period                  224,339    351,888   479,436
                                       __________  __________ _________

Retained Earnings
  Balance, Beginning of Period             86,463     14,959    18,181
  Net Income                               46,029    104,171    12,778
  Less:  Dividends Paid and Accrued
   to the SBA                             (85,885)   (32,667)  (16,000)
                                        __________  _________ _________

 Balance End of Period                     46,607     86,463    14,959
                                        __________  _________ _________

 Total Stockholders' Equity             $2,115,090 $2,154,946 $2,083,442
                                        ========== ========== ==========










              See Notes to The Financial Statements
                               -7-


                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995


NOTE 1    ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small
Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA Regulations. The company was granted a license to operate as a SBIC by the SBA on February 5, 1985.

NOTE 2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of December 31, 1996, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $27,881 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by business assets and real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of
December 31, 1996, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995




NOTE 2    SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $14,000 was included for the years ended December 31, 1996 and 1995.

Income Taxes

Tax provisions for the various periods were as follows:

             December 31,  1996           $   704
             December 31,  1995           $   721

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period ending December 31, 1996. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3    LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at a rate of 1% above the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995


NOTE  3   LOANS PAYABLE - LINE OF CREDIT
(Continued)

The  Company  will pay a commitment fee of .5% per annum  payable monthly on the unused balance of the credit line.  There  are  no
restrictions  on  advances  under  the  agreement.   The  balance
outstanding as of December 31, 1996 was $350,000.

                                        Maximum     Average
                           Weighted     Amount       Amount
  Category     Balance     Average    Outstanding Outstanding
     of         End of     Interest     During       During
 Borrowing      Period       Rate       Period       Period

June 30, 1996  $350,000     4.875%     $350,000     $350,000
June 30, 1995   350,000     4.875%      350,000     350,000

NOTE 4    LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

On   December   18,  1996,  the  Company  issued   a   $1,400,000
subordinated Debenture to the SBA and paid off its previously issued subordinated debenture maturing on October 29, 1996 for $1,000,000.

As  of  December  31, 1996, long term debt to the Small  Business
Administration   consisted   of   the   following    subordinated
debentures:

                       First     Second
Due Date                  Five Years        Principal
                                             Amount

September 1, 2001      5.33%     8.33%   $   400,000
December 18, 2006      7.08%     7.08%     1,400,000
                                         ___________

                                          $1,800,000
                                         ===========

NOTE 5    REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which altered the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995


NOTE 5    REDEEMABLE PREFERRED STOCK
(Continued)

The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption. Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6    PREFERRED STOCK

As of December 31, 1996 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of December 31, 1996, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of December 31, 1996, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from January 1, 1996 to December 31, 1996 in the amount of $36,000.

NOTE 7    LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of December 31, 1996 are as follows:

Rental  expense  for the current period was $16,396.   The  lease
expires on April 30, 1997 with a minimum rental of $12,936 per year.

 NOTE 8   REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995



NOTE 8    REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743, the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9    MANAGEMENT FEES

Effective  February  9,  1993, the  SBA  approved  the  Company's request  for  an  increase  in  total  compensation  to  $160,200 retroactive to January 1, 1993.

NOTE 10   RELATED PARTY TRANSACTION

Certain   officers  and  directors  of  the  Company   are   also
shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintains an aggregate of approximately $885,915 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

                 UNITED CAPITAL INVESTMENT CORP.
                  NOTES TO FINANCIAL STATEMENTS
                   DECEMBER 31, 1996 AND 1995

NOTE 12   COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13   SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately twenty three percent (23%) of the Company's loan portfolio consists of loans made for the financing and purchase of New York City Taxicab Medallions and related assets.

                 UNITED CAPITAL INVESTMENT CORP.
                SCHEDULE OF PORTFOLIO INVESTMENTS
                        DECEMBER 31, 1996








                                       Original
 Outstanding    Number                 Maturity    Balance
 Type of Loan     of       Interest      Date     Outstanding
                Loans       Rate

 Taxi Cab         9     8.75% - 13.50%  4 - 15 years $ 834,229
 Restaurant       5    11.50% - 15.00%  4 - 15 years   126,330
 Dry Cleaning     8    10.00% - 16.25%  5 - 10 years   102,323
 Manufacturing    2     9.75% - 14.50%  5 - 10 years    42,575
 Food Supply      5    12.00% - 15.00%  4 - 5  years   135,682
 Contractor       1             14.50%       5 years    37,476
 Laundromat       1             13.87%       5 years    47,672
 Bakery           1             16.25%       5 years   390,025
 Garage Service   5    10.00% - 13.00%       5 years    38,719
 Hair  Salon      1             10.00%      10 years    29,122
Physicians Office 2    10.00% - 12.50%      10 years   260,615
 Import & Export  1    11.00% - 14.00%       4 years   509,908
 Deli Grocery     2    11.75% - 14.00%       5 years    50,000
 Art Supply       1             14.50%       4 years    27,881
 Sneaker Shop     1             14.50%       4 years    39,380
 Nail Salon       1             14.50%       4 years   872,102
 Photo Shop       1             14.50%       4 years   106,454
 Dental Lab       1             14.50%       4 years    39,387
                -----                                ---------
                 49                                 $3,690,880
                                                    ==========


                 UNITED CAPITAL INVESTMENT CORP.
                    SUPPLEMENTARY INFORMATION
                    PER SHARE DATA AND RATIOS
                    FOR THE FIVE YEARS ENDED

                                        December 31,
                            1996    1995     1994    1993   1992

  Per Share Data
  Investment Income        $2.15   $2.36   $2.25    $2.49    $3.03
  Investment Expenses       1.19    1.84   (2.09)   (2.30)   (2.14)
                           -----   -----   -----    -----    -----


  Net Investment Income      .24     .52     .16      .19      .89

  Net Realized and Unrealized
  Gains and Losses on
  Securities                 -       -      (.09)    (.11)    (.72)

  Dividends                 (.44)   (.17)   (.09)     -        -

  Gain on Repurchase of
  Preferred Stock            -       -       -       2.98      -
                           -----   -----   -----    -----    -----


  Net Increase/Decrease
  in Net Asset Value       (.20)     .35    (.02)    3.06      .17

  Net Asset Value -
  Beginning of Period    $10.82   $10.47  $10.49   $ 7.43   $ 7.26
                         ------   ------  ------   ------   ------

  Net Asset Value - End
  of Year                $10.62   $10.82  $10.47   $10.49   $ 7.26
                         ======   ======  ======   ======   ======


  Ratios
  Ratio of Expenses to
  Average Net Assets      17.9%    17.2%   20.9%    25.5%     29.1%
                         ======   ======  ======   ======   =======

  Ratio of Net Investment
  Income to
  Average Net Assets       2.2%     4.9%     .6%     2.3%     12.1%
                         ======   ======  ======   ======   =======

